Exhibit 99.2

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

3rd Quarter Ended September 30, 2013

Investor Contact:	This report is for informational purposes only. It should be read in conjunction with documents filed by Allied World Assurance Company Holdings, AG with the U.S. Securities and Exchange Commission.
Sarah Doran
Phone: (646) 794-0590
Email: sarah.doran@awac.com

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Any forward-looking statements made in this report reflect our current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. For example, our forward-looking statements could be affected by pricing and policy term trends; increased competition; the adequacy of our loss reserves; negative rating agency actions; greater frequency or severity of unpredictable catastrophic events; the impact of acts of terrorism and acts of war; the company or its subsidiaries becoming subject to significant income taxes in the United States or elsewhere; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions; and judicial, legislative, political and other governmental developments, as well as management’s response to these factors, and other factors identified in our filings with the U.S. Securities and Exchange Commission (the “SEC”). You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

FINANCIAL SUPPLEMENT TABLE OF CONTENTS

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

-	All financial information contained herein is unaudited.

-	Unless otherwise noted, all data is in thousands of U.S. dollars, except for share, per share, percentage and ratio information.

-	Allied World Assurance Company Holdings, AG, along with others in the industry, use underwriting ratios as measures of performance. The loss and loss expense ratio is calculated by dividing net losses and loss expenses by net premiums earned. The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned. The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned. The expense ratio is calculated by combining the acquisition cost ratio and the general and administrative expense ratio. The combined ratio is calculated by combining the loss and loss expense ratios, the acquisition cost ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the costs of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

-	In presenting the company’s results, management has included and discussed certain non-generally accepted accounting principles (“non-GAAP”) financial measures, as such term is defined in Regulation G promulgated by the SEC. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles (“GAAP”). The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement. See page 30 for further details.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED FINANCIAL HIGHLIGHTS

	Three Months Ended September 30,			Nine Months Ended September 30,
	2013	2012	Change	2013	2012	Change
HIGHLIGHTS
Gross premiums written	$580,893	$504,420	15.2%	$2,183,174	$1,832,219	19.2%
Net premiums written	453,077	391,537	15.7%	1,729,351	1,475,200	17.2%
Net premiums earned	510,773	441,017	15.8%	1,481,272	1,272,654	16.4%
Underwriting income	80,136	52,411	52.9%	235,762	175,395	34.4%
Net income	122,843	219,647	(44.1%)	279,973	534,154	(47.6%)
Operating income	101,801	79,219	28.5%	289,494	258,042	12.2%

Total shareholders’ equity	3,443,928	3,435,786	0.2%	3,443,928	3,435,786	0.2%
Cash flows from operating activities	204,530	198,446	3.1%	338,172	500,219	(32.4%)

PER SHARE AND SHARE DATA
Basic earnings per share
Net income	$3.61	$6.16	(41.4%)	$8.15	$14.68	(44.5%)
Operating income	$2.99	$2.22	34.7%	$8.43	$7.09	18.9%
Diluted earnings per share
Net income	$3.54	$6.00	(41.0%)	$7.97	$14.28	(44.2%)
Operating income	$2.93	$2.16	35.6%	$8.24	$6.90	19.4%

Book value per share	$101.85	$97.05	4.9%	$101.85	$97.05	4.9%
Diluted book value per share	$99.16	$93.82	5.7%	$99.16	$93.82	5.7%

FINANCIAL RATIOS
Annualized return on average equity (ROAE), net income	14.4%	26.2%	(11.8) pts	11.0%	21.7%	(10.7) pts
Annualized ROAE, operating income	11.9%	9.4%	2.5 pts	11.4%	10.5%	0.9 pts
Financial statement portfolio return	0.8%	2.2%	(1.4) pts	1.2%	4.9%	(3.7) pts

GAAP Ratios
Loss and loss expense ratio	54.2%	58.7%	4.5 pts	54.5%	56.9%	2.4 pts
Acquisition cost ratio	12.7%	11.6%	(1.1) pts	12.6%	11.8%	(0.8) pts
General and administrative expense ratio	17.3%	17.8%	0.5 pts	17.0%	17.5%	0.5 pts

Expense ratio	30.0%	29.4%	(0.6) pts	29.6%	29.3%	(0.3) pts

Combined ratio	84.2%	88.1%	3.9 pts	84.1%	86.2%	2.1 pts

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended					Nine Months Ended

	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	September 30, 2013	September 30, 2012
Revenues
Gross premiums written	$580,893	$765,200	$837,081	$497,052	$504,420	$2,183,174	$1,832,219
Net premiums written	$453,077	$581,222	$695,052	$362,623	$391,537	$1,729,351	$1,475,200

Net premiums earned	$510,773	$507,271	$463,228	$476,244	$441,017	$1,481,272	$1,272,654
Net investment income	39,271	37,635	33,388	38,360	39,121	110,294	128,781
Net realized investment gains (losses)	27,487	(115,198)	79,637	14,379	149,813	(8,074)	292,057

Total revenues	$577,531	$429,708	$576,253	$528,983	$629,951	$1,583,492	$1,693,492

Expenses
Net losses and loss expenses	$276,970	$275,128	$255,178	$414,734	$258,948	$807,276	$724,530
Acquisition costs	65,114	64,617	56,685	55,910	51,086	186,416	149,812
General and administrative expenses	88,553	80,585	82,680	84,404	78,572	251,818	222,917
Amortization of intangible assets	633	634	633	633	633	1,900	1,900
Interest expense	14,094	14,188	14,134	13,826	13,822	42,416	41,579
Foreign exchange loss (gain)	4,353	490	2,518	860	1,023	7,361	(77)

Total expenses	$449,717	$435,642	$411,828	$570,367	$404,084	$1,297,187	$1,140,661

Income (Loss) before income taxes	$127,814	$(5,934)	$164,425	$(41,384)	$225,867	$286,305	$552,831
Income tax expense (benefit)	4,971	(4,072)	5,433	(237)	6,220	6,332	18,677

Net income (loss)	$122,843	$(1,862)	$158,992	$(41,147)	$219,647	$279,973	$534,154

GAAP Ratios
Loss and loss expense ratio	54.2%	54.2%	55.1%	87.1%	58.7%	54.5%	56.9%
Acquisition cost ratio	12.7%	12.7%	12.2%	11.7%	11.6%	12.6%	11.8%
General and administrative expense ratio	17.3%	15.9%	17.8%	17.7%	17.8%	17.0%	17.5%

Expense ratio	30.0%	28.6%	30.0%	29.4%	29.4%	29.6%	29.3%

Combined ratio	84.2%	82.8%	85.1%	116.5%	88.1%	84.1%	86.2%

Per Share Data
Basic earnings per share
Net income (loss)	$3.61	$(0.05)	$4.59	$(1.17)	$6.16	$8.15	$14.68
Operating income (loss)	$2.99	$3.01	$2.43	$(1.58)	$2.22	$8.43	$7.09
Diluted earnings per share
Net income (loss)	$3.54	$(0.05)	$4.49	$(1.17)	$6.00	$7.97	$14.28
Operating income (loss)	$2.93	$2.95	$2.38	$(1.58)	$2.16	$8.24	$6.90

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED BALANCE SHEETS

	As of September 30, 2013	As of December 31, 2012
ASSETS
Fixed maturity investments trading, at fair value	$6,047,883	$6,626,454
Equity securities trading, at fair value	708,929	523,949
Other invested assets	905,025	783,534

Total investments	7,661,837	7,933,937
Cash and cash equivalents	953,047	681,879
Restricted cash	257,517	183,485
Insurance balances receivable	740,112	510,532
Funds held	375,131	336,368
Prepaid reinsurance	327,052	277,406
Reinsurance recoverable	1,226,034	1,141,110
Accrued investment income	25,471	29,135
Net deferred acquisition costs	145,951	108,010
Goodwill	268,376	268,376
Intangible assets	49,464	51,365
Balances receivable on sale of investments	237,031	418,879
Net deferred tax assets	41,832	25,580
Other assets	68,665	63,884

TOTAL ASSETS	$12,377,520	$12,029,946

LIABILITIES
Reserve for losses and loss expenses	$5,780,781	$5,645,549
Unearned premiums	1,515,746	1,218,021
Reinsurance balances payable	193,643	136,264
Balances due on purchases of investments	497,974	759,934
Senior notes	798,426	798,215
Dividends payable	16,952	—
Accounts payable and accrued liabilities	130,070	145,628

TOTAL LIABILITIES	$8,933,592	$8,703,611

SHAREHOLDERS’ EQUITY
Common shares: 2013: par value CHF 12.30 per share and 2012: par value CHF 12.64 per share (2013: 34,972,795; 2012: 36,369,868 shares issued and 2013: 33,814,920; 2012: 34,797,781 shares outstanding)	$424,837	$454,980
Treasury shares, at cost (2013: 1,157,875; 2012: 1,572,087)	(85,845)	(113,818)
Retained earnings	3,104,936	2,985,173

TOTAL SHAREHOLDERS’ EQUITY	$3,443,928	$3,326,335

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$12,377,520	$12,029,946

Book value per share	$101.85	$95.59
Diluted book value per share	$99.16	$92.59

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended					Nine Months Ended

	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	September 30, 2013	September 30, 2012
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
Net income (loss)	$122,843	$(1,862)	$158,992	$(41,147)	$219,647	$279,973	$534,154
Adjustments to reconcile net (loss) income to cash provided by operating activities:
Net realized gains (losses) on sales of investments	(13,183)	(24,388)	(38,533)	119,490	(16,791)	(76,104)	(63,625)
Mark to market adjustments	(15,562)	141,810	(46,112)	45,045	(130,693)	80,136	(225,425)
Stock compensation expense	2,716	2,571	3,995	4,524	3,824	9,282	13,118
Undistributed income of equity method investments	(1,997)	(2,316)	-	-	-	(4,313)	-
Changes in:
Reserve for losses and loss expenses, net of reinsurance recoverables	37,407	7,623	5,278	131,174	69,359	50,308	151,041
Unearned premiums, net of prepaid reinsurance	(57,697)	73,952	231,824	(113,621)	(49,481)	248,079	202,545
Insurance balances receivable	74,508	(147,121)	(156,967)	38,227	65,616	(229,580)	(121,422)
Funds held	12,468	(17,019)	(34,212)	(130,149)	25,069	(38,763)	18,602
Reinsurance balances payable	(12,241)	87,423	(17,803)	15,832	(7,874)	57,379	(4,107)
Net deferred acquisition costs	7,861	(11,661)	(34,141)	19,517	2,291	(37,941)	(27,193)
Net deferred tax assets	(1,282)	(12,813)	(2,157)	(1,650)	5,308	(16,252)	1,850
Accounts payable and accrued liabilities	27,061	25,179	(70,780)	30,811	16,982	(18,540)	(2,996)
Other items, net	21,628	(1,305)	14,185	11,166	(4,811)	34,508	23,677

Net cash provided by operating activities	204,530	120,073	13,569	129,219	198,446	338,172	500,219

CASH FLOWS PROVIDED BY (USED IN) INVESTING ACTIVITIES:
Net sales (purchases) of investments	188,616	68,966	(98,465)	121,770	(536,260)	159,117	(277,412)
Purchases of fixed assets	(808)	(985)	(2,378)	(1,173)	(1,162)	(4,171)	(2,041)
Change in restricted cash	(63,471)	(127,346)	116,785	(136,562)	192,453	(74,032)	35,685

Net cash (used in) provided by investing activities	124,337	(59,365)	15,942	(15,965)	(344,969)	80,914	(243,768)

CASH FLOWS USED IN FINANCING ACTIVITIES:
Dividends paid — par value reduction	-	-	(12,981)	(13,104)	(26,718)	(12,981)	(54,721)
Dividends paid	(17,117)	-	-	-	-	(17,117)	-
Proceeds from the exercise of stock options	3,172	2,821	2,472	1,423	2,407	8,465	9,104
Share repurchases	(37,592)	(46,326)	(36,245)	(59,196)	(55,797)	(120,163)	(204,746)

Net cash used in financing activities	(51,537)	(43,505)	(46,754)	(70,877)	(80,108)	(141,796)	(250,363)

Effect of exchange rate changes on foreign currency cash	1,614	(5,681)	(2,055)	(15)	1,698	(6,122)	(567)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	278,944	11,522	(19,298)	42,362	(224,933)	271,168	5,521
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	674,103	662,581	681,879	639,517	864,450	681,879	633,996

CASH AND CASH EQUIVALENTS, END OF PERIOD	$953,047	$674,103	$662,581	$681,879	$639,517	$953,047	$639,517

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED SEGMENT RESULTS – CURRENT QUARTER

	Three Months Ended September 30, 2013

	U.S. Insurance	International Insurance	Reinsurance	Consolidated Totals
Revenues
Gross premiums written	$308,709	$132,881	$139,303	$580,893
Net premiums written	$238,792	$75,632	$138,653	$453,077
Net premiums earned	$207,602	$87,554	$215,617	$510,773

Total revenues	$207,602	$87,554	$215,617	$510,773

Expenses
Net losses and loss expenses	$141,222	$31,094	$104,654	$276,970
Acquisition costs	28,426	(282)	36,970	65,114
General and administrative expenses	41,616	26,450	20,487	88,553

Total expenses	$211,264	$57,262	$162,111	$430,637

Underwriting (loss) income	$(3,662)	$30,292	$53,506	$80,136

Net investment income				39,271
Net realized investment gains				27,487
Amortization of intangible assets				(633)
Interest expense				(14,094)
Foreign exchange loss				(4,353)

Income before income taxes				$127,814

GAAP Ratios
Loss and loss expense ratio	68.0%	35.5%	48.5%	54.2%
Acquisition cost ratio	13.7%	(0.3%)	17.1%	12.7%
General and administrative expense ratio	20.0%	30.2%	9.5%	17.3%

Expense ratio	33.7%	29.9%	26.6%	30.0%

Combined ratio	101.7%	65.4%	75.1%	84.2%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED SEGMENT RESULTS – PRIOR YEAR QUARTER

	Three Months Ended September 30, 2012

	U.S. Insurance	International Insurance	Reinsurance	Consolidated Totals
Revenues
Gross premiums written	$263,129	$121,315	$119,976	$504,420
Net premiums written	$200,779	$71,199	$119,559	$391,537
Net premiums earned	$173,948	$85,329	$181,740	$441,017

Total revenues	$173,948	$85,329	$181,740	$441,017

Expenses
Net losses and loss expenses	$109,111	$15,099	$134,738	$258,948
Acquisition costs	22,696	(266)	28,656	51,086
General and administrative expenses	37,388	22,920	18,264	78,572

Total expenses	$169,195	$37,753	$181,658	$388,606

Underwriting income	$4,753	$47,576	$82	$52,411

Net investment income				39,121
Net realized investment gains				149,813
Amortization of intangible assets				(633)
Interest expense				(13,822)
Foreign exchange loss				(1,023)

Income before income taxes				$225,867

GAAP Ratios
Loss and loss expense ratio	62.7%	17.7%	74.1%	58.7%
Acquisition cost ratio	13.0%	(0.3%)	15.8%	11.6%
General and administrative expense ratio	21.5%	26.9%	10.0%	17.8%

Expense ratio	34.5%	26.6%	25.8%	29.4%

Combined ratio	97.2%	44.3%	99.9%	88.1%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED SEGMENT RESULTS – CURRENT YEAR TO DATE

	Nine Months Ended September 30, 2013

	U.S. Insurance	International Insurance	Reinsurance	Consolidated Totals
Revenues
Gross premiums written	$872,024	$453,990	$857,160	$2,183,174
Net premiums written	$652,464	$259,771	$817,116	$1,729,351
Net premiums earned	$593,477	$258,809	$628,986	$1,481,272

Total revenues	$593,477	$258,809	$628,986	$1,481,272

Expenses
Net losses and loss expenses	$398,910	$90,997	$317,369	$807,276
Acquisition costs	78,824	(1,489)	109,081	186,416
General and administrative expenses	119,514	75,374	56,930	251,818

Total expenses	$597,248	$164,882	$483,380	$1,245,510

Underwriting (loss) income	$(3,771)	$93,927	$145,606	$235,762

Net investment income				110,294
Net realized investment losses				(8,074)
Amortization of intangible assets				(1,900)
Interest expense				(42,416)
Foreign exchange loss				(7,361)

Income before income taxes				$286,305

GAAP Ratios
Loss and loss expense ratio	67.2%	35.2%	50.5%	54.5%
Acquisition cost ratio	13.3%	(0.6%)	17.3%	12.6%
General and administrative expense ratio	20.1%	29.1%	9.1%	17.0%

Expense ratio	33.4%	28.5%	26.4%	29.6%

Combined ratio	100.6%	63.7%	76.9%	84.1%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED SEGMENT RESULTS – PRIOR YEAR TO DATE

	Nine Months Ended September 30, 2012

	U.S. Insurance	International Insurance	Reinsurance	Consolidated Totals
Revenues
Gross premiums written	$733,314	$418,498	$680,407	$1,832,219
Net premiums written	$551,286	$255,150	$668,764	$1,475,200
Net premiums earned	$490,091	$247,805	$534,758	$1,272,654

Total revenues	$490,091	$247,805	$534,758	$1,272,654

Expenses
Net losses and loss expenses	$309,889	$75,432	$339,209	$724,530
Acquisition costs	63,918	(1,376)	87,270	149,812
General and administrative expenses	103,162	66,969	52,786	222,917

Total expenses	$476,969	$141,025	$479,265	$1,097,259

Underwriting income	$13,122	$106,780	$55,493	$175,395

Net investment income				128,781
Net realized investment gains				292,057
Amortization of intangible assets				(1,900)
Interest expense				(41,579)
Foreign exchange gain				77

Income before income taxes				$552,831

GAAP Ratios
Loss and loss expense ratio	63.2%	30.4%	63.4%	56.9%
Acquisition cost ratio	13.0%	(0.6%)	16.3%	11.8%
General and administrative expense ratio	21.0%	27.0%	9.9%	17.5%

Expense ratio	34.0%	26.4%	26.2%	29.3%

Combined ratio	97.2%	56.8%	89.6%	86.2%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

GROSS PREMIUMS WRITTEN BY SEGMENT AND GEOGRAPHIC LOCATION

	Three Months Ended				Nine Months Ended

	September 30, 2013		September 30, 2012		September 30, 2013		September 30, 2012
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
Gross Premiums Written by Segment
U.S. Insurance	$308,709	53.1%	$263,129	52.2%	$872,024	39.9%	$733,314	40.0%
International Insurance	132,881	22.9%	121,315	24.1%	453,990	20.8%	418,498	22.8%
Reinsurance	139,303	24.0%	119,976	23.7%	857,160	39.3%	680,407	37.2%

Total	$580,893	100.0%	$504,420	100.0%	$2,183,174	100.0%	$1,832,219	100.0%

Gross Premiums Written by Underwriting Location
United States	$377,618	65.0%	$312,807	62.0%	$1,296,212	59.4%	$1,051,355	57.4%
Bermuda	111,103	19.1%	108,955	21.6%	550,815	25.2%	484,313	26.4%
Europe	52,004	9.0%	46,836	9.3%	198,747	9.1%	182,220	9.9%
Singapore	35,515	6.1%	31,902	6.3%	122,546	5.6%	101,213	5.5%
Hong Kong	4,653	0.8%	3,920	0.8%	14,854	0.7%	13,118	0.8%

Total	$580,893	100.0%	$504,420	100.0%	$2,183,174	100.0%	$1,832,219	100.0%

Direct Premiums Written by Insured Location(1)
United States	$381,061	86.3%	$329,327	85.7%	$1,155,368	87.1%	$991,574	86.1%
United Kingdom	27,905	6.3%	13,448	3.5%	58,180	4.4%	35,522	3.1%
Australia	4,345	1.0%	4,719	1.2%	14,004	1.1%	14,193	1.2%
Germany	285	0.1%	177	0.0%	8,378	0.6%	12,721	1.1%
Canada	2,096	0.5%	1,878	0.5%	6,798	0.5%	6,348	0.6%
All other	25,898	5.8%	34,895	9.1%	83,286	6.3%	91,454	7.9%

Total	$441,590	100.0%	$384,444	100.0%	$1,326,014	100.0%	$1,151,812	100.0%

(1) Excludes reinsurance segment gross premiums written.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	Three Months Ended				Nine Months Ended

	September 30, 2013		September 30, 2012		September 30, 2013		September 30, 2012
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
U.S. Insurance
General casualty	$107,222	34.7%	$77,860	29.6%	$271,466	31.1%	$204,609	27.9%
Professional liability	66,199	21.4%	66,425	25.2%	193,727	22.2%	192,282	26.2%
Healthcare	43,378	14.1%	52,357	19.9%	143,417	16.4%	145,633	19.9%
Programs	41,114	13.3%	32,220	12.2%	107,715	12.4%	81,108	11.1%
General property	18,686	6.1%	15,653	5.9%	73,980	8.5%	71,292	9.7%
Other	32,110	10.4%	18,614	7.2%	81,719	9.4%	38,390	5.2%

Total	$308,709	100.0%	$263,129	100.0%	$872,024	100.0%	$733,314	100.0%

International Insurance
Professional liability	$43,808	33.0%	$37,741	31.1%	$134,171	29.6%	$121,557	29.0%
General property	22,701	17.1%	22,211	18.3%	126,569	27.9%	120,228	28.7%
General casualty	28,597	21.5%	32,667	26.9%	96,959	21.4%	97,517	23.3%
Healthcare	18,603	14.0%	17,746	14.6%	66,320	14.6%	58,076	13.9%
Aviation	13,110	9.9%	-	0.0%	13,110	2.9%	-	0.0%
Other	6,062	4.5%	10,950	9.1%	16,861	3.6%	21,120	5.1%

Total	$132,881	100.0%	$121,315	100.0%	$453,990	100.0%	$418,498	100.0%

Reinsurance
Property	$72,530	52.1%	$59,368	49.5%	$436,548	50.9%	$334,717	49.2%
Casualty	56,044	40.2%	60,695	50.6%	230,335	26.9%	209,088	30.7%
Specialty	10,729	7.7%	(87)	-0.1%	190,277	22.2%	136,602	20.1%

Total	$139,303	100.0%	$119,976	100.0%	$857,160	100.0%	$680,407	100.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED INCURRED LOSS ANALYSIS BY SEGMENT

	Three Months Ended				Nine Months Ended

	September 30, 2013		September 30, 2012		September 30, 2013		September 30, 2012
	Amount	% of NPE(1)	Amount	% of NPE(1)	Amount	% of NPE(1)	Amount	% of NPE(1)
U.S. Insurance
Current year - non-catastrophe	$137,470	66.2%	$115,663	66.4%	$387,553	65.3%	$329,823	67.3%
Current year - property catastrophe	-	0.0%	1,675	1.0%	-	0.0%	1,675	0.3%
Prior year - increase (decrease)	3,752	1.8%	(8,227)	(4.7%)	11,357	1.9%	(21,609)	(4.4%)

Net losses and loss expenses	$141,222	68.0%	$109,111	62.7%	$398,910	67.2%	$309,889	63.2%

International Insurance
Current year - non-catastrophe	$60,853	69.5%	$51,754	60.7%	$176,116	68.1%	$161,494	65.2%
Current year - property catastrophe	-	0.0%	2,325	2.7%	-	0.0%	2,325	0.9%
Prior year - increase (decrease)	(29,759)	(34.0%)	(38,980)	(45.7%)	(85,119)	(32.9%)	(88,387)	(35.7%)

Net losses and loss expenses	$31,094	35.5%	$15,099	17.7%	$90,997	35.2%	$75,432	30.4%

Reinsurance
Current year - non-catastrophe	$140,097	64.9%	$142,685	78.4%	$397,555	63.2%	$365,771	68.4%
Current year - property catastrophe	-	0.0%	1,000	0.6%	-	0.0%	1,000	0.2%
Prior year - increase (decrease)	(35,443)	(16.4%)	(8,947)	(4.9%)	(80,186)	(12.7%)	(27,562)	(5.2%)

Net losses and loss expenses	$104,654	48.5%	$134,738	74.1%	$317,369	50.5%	$339,209	63.4%

Consolidated
Current year - non-catastrophe	$338,420	66.2%	$310,102	70.3%	$961,224	64.9%	$857,088	67.3%
Current year - property catastrophe	-	0.0%	5,000	1.1%	-	0.0%	5,000	0.4%
Prior year - increase (decrease)	(61,450)	(12.0%)	(56,154)	(12.7%)	(153,948)	(10.4%)	(137,558)	(10.8%)

Net losses and loss expenses	$276,970	54.2%	$258,948	58.7%	$807,276	54.5%	$724,530	56.9%

(1) “NPE” means net premiums earned.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

NET LOSS RESERVE DEVELOPMENT BY LOSS YEAR – CURRENT QUARTER AND YEAR TO DATE

(Favorable) Unfavorable	Three Months Ended September 30, 2013
Development ($ in millions)	Prior	2004	2005	2006	2007	2008	2009	2010	2011	2012	Total

U.S. Insurance
General casualty	$-	$-	$-	$-	$(4.6)	$-	$(0.3)	$-	$0.6	$3.0	$(1.3)
Programs	-	-	-	-	(0.2)	(1.7)	(1.2)	(1.4)	0.5	0.5	(3.5)
General property	-	0.6	(0.2)	3.2	-	-	-	0.2	(0.2)	(1.0)	2.6
Healthcare	(3.0)	(0.8)	0.2	-	-	(2.1)	(2.3)	-	10.1	5.1	7.2
Professional liability	-	(0.4)	(1.1)	(9.3)	(0.7)	0.9	0.3	(3.6)	2.4	10.5	(1.0)
Other	-	-	-	-	-	-	-	-	(0.2)	-	(0.2)

Total	$(3.0)	$(0.6)	$(1.1)	$(6.1)	$(5.5)	$(2.9)	$(3.5)	$(4.8)	$13.2	$18.1	$3.8

International Insurance
General casualty	$0.7	$(0.6)	$(1.4)	$(2.3)	$(1.8)	$(4.1)	$(0.6)	$(2.9)	$(0.1)	$-	$(13.1)
General property	-	-	3.4	(0.1)	(0.1)	(0.1)	(0.1)	(0.8)	(1.3)	(2.5)	(1.6)
Professional liability	0.2	(0.4)	1.4	(1.1)	(3.6)	(0.2)	(0.3)	(0.2)	(0.4)	-	(4.6)
Healthcare	(0.7)	(0.2)	(0.2)	(0.5)	(3.1)	(0.3)	(4.9)	(0.2)	(0.3)	-	(10.4)

Total	$0.2	$(1.2)	$3.2	$(4.0)	$(8.6)	$(4.7)	$(5.9)	$(4.1)	$(2.1)	$(2.5)	$(29.7)

Reinsurance
Property	$-	$0.1	$1.0	$-	$-	$-	$(0.4)	$(2.2)	$(6.0)	$(14.2)	$(21.7)
Casualty	(1.6)	(2.4)	0.6	0.1	0.3	(2.0)	(1.4)	(0.7)	(0.2)	0.4	(6.9)
Specialty	-	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	(0.2)	0.3	(5.9)	(0.6)	(6.9)

Total	$(1.6)	$(2.4)	$1.5	$-	$0.2	$(2.1)	$(2.0)	$(2.6)	$(12.1)	$(14.4)	$(35.5)

Consolidated
U.S. insurance	$(3.0)	$(0.6)	$(1.1)	$(6.1)	$(5.5)	$(2.9)	$(3.5)	$(4.8)	$13.2	$18.1	$3.8
International insurance	0.2	(1.2)	3.2	(4.0)	(8.6)	(4.7)	(5.9)	(4.1)	(2.1)	(2.5)	(29.7)
Reinsurance	(1.6)	(2.4)	1.5	-	0.2	(2.1)	(2.0)	(2.6)	(12.1)	(14.4)	(35.5)

Total	$(4.4)	$(4.2)	$3.6	$(10.1)	$(13.9)	$(9.7)	$(11.4)	$(11.5)	$(1.0)	$1.2	$(61.4)

(Favorable) Unfavorable	Nine Months Ended September 30, 2013
Development ($ in millions)	Prior	2004	2005	2006	2007	2008	2009	2010	2011	2012	Total

U.S. Insurance
General casualty	$-	$(0.7)	$(0.5)	$-	$(9.1)	$(3.1)	$(0.2)	$-	$2.6	$3.5	$(7.5)
Programs	-	-	-	(1.4)	(3.5)	(1.5)	(1.9)	(4.1)	(0.1)	3.3	(9.2)
General property	-	0.7	(0.2)	3.5	(0.2)	(1.3)	(1.3)	-	1.3	1.0	3.5
Healthcare	(3.1)	(1.8)	(1.4)	(2.7)	(2.3)	(8.3)	(3.5)	(1.6)	23.2	14.1	12.6
Professional liability	-	(0.9)	(2.5)	(6.6)	(3.4)	(2.9)	0.4	(6.3)	4.5	28.8	11.1
Other	-	-	-	-	-	-	-	(0.1)	(0.6)	1.6	0.9

Total	$(3.1)	$(2.7)	$(4.6)	$(7.2)	$(18.5)	$(17.1)	$(6.5)	$(12.1)	$30.9	$52.3	$11.4

International Insurance
General casualty	$7.0	$1.8	$(8.4)	$(9.0)	$(10.5)	$(8.8)	$(1.8)	$(3.1)	$(0.1)	$0.9	$(32.0)
General property	-	-	3.3	(0.3)	1.0	(1.1)	(3.6)	(4.8)	(10.8)	(10.6)	(26.9)
Professional liability	(0.1)	(5.4)	4.7	(4.0)	(14.5)	0.1	(6.8)	(0.6)	(0.5)	-	(27.1)
Healthcare	(0.8)	(0.5)	(0.7)	(1.6)	5.1	(4.8)	5.7	(1.1)	(0.4)	-	0.9

Total	$6.1	$(4.1)	$(1.1)	$(14.9)	$(18.9)	$(14.6)	$(6.5)	$(9.6)	$(11.8)	$(9.7)	$(85.1)

Reinsurance
Property	$-	$0.2	$(1.3)	$0.1	$-	$(0.2)	$(0.5)	$(5.1)	$(14.5)	$(49.7)	$(71.0)
Casualty	(1.4)	(3.6)	0.3	0.8	(1.9)	(5.6)	(1.8)	0.2	3.1	5.7	(4.2)
Specialty	-	(0.4)	(0.6)	0.2	(0.1)	(3.2)	0.7	0.2	(3.6)	1.8	(5.0)

Total	$(1.4)	$(3.8)	$(1.6)	$1.1	$(2.0)	$(9.0)	$(1.6)	$(4.7)	$(15.0)	$(42.2)	$(80.2)

Consolidated
U.S. insurance	$(3.1)	$(2.7)	$(4.6)	$(7.2)	$(18.5)	$(17.1)	$(6.5)	$(12.1)	$30.9	$52.3	$11.4
International insurance	6.1	(4.1)	(1.1)	(14.9)	(18.9)	(14.6)	(6.5)	(9.6)	(11.8)	(9.7)	(85.1)
Reinsurance	(1.4)	(3.8)	(1.6)	1.1	(2.0)	(9.0)	(1.6)	(4.7)	(15.0)	(42.2)	(80.2)

Total	$1.6	$(10.6)	$(7.3)	$(21.0)	$(39.4)	$(40.7)	$(14.6)	$(26.4)	$4.1	$0.4	$(153.9)

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

NET LOSS RESERVE DEVELOPMENT BY LOSS YEAR – PRIOR QUARTER AND YEAR TO DATE

(Favorable) Unfavorable	Three Months Ended September 30, 2012
Development ($ in millions)	Prior	2004	2005	2006	2007	2008	2009	2010	2011	Total

U.S. Insurance
General casualty	$(0.3)	$(0.6)	$(0.2)	$(3.9)	$(0.2)	$(1.4)	$(0.2)	$-	$-	$(6.8)
Programs	-	-	-	(0.7)	(0.9)	0.6	3.5	6.5	4.3	13.3
General property	-	0.3	-	(0.1)	-	-	-	(0.1)	(0.1)	-
Healthcare	1.4	1.7	(0.7)	(1.5)	(1.6)	(0.8)	(0.1)	(0.4)	(0.7)	(2.7)
Professional liability	(1.0)	(1.4)	(0.8)	(0.9)	(3.3)	(1.1)	(1.5)	(1.6)	(0.4)	(12.0)
Other	-	-	-	-	-	-	-	-	-	-

Total	$0.1	$-	$(1.7)	$(7.1)	$(6.0)	$(2.7)	$1.7	$4.4	$3.1	$(8.2)

International Insurance
General casualty	$(0.8)	$(2.6)	$12.8	$(3.5)	$(9.5)	$(1.1)	$(1.6)	$-	$-	$(6.3)
General property	-	0.6	(0.1)	1.3	(0.5)	-	(0.3)	(0.8)	(5.4)	(5.2)
Professional liability	-	(0.5)	(1.9)	(12.5)	(2.0)	(4.1)	-	-	-	(21.0)
Healthcare	(0.2)	(0.2)	(0.9)	(0.8)	(0.7)	(3.7)	-	-	-	(6.5)

Total	$(1.0)	$(2.7)	$9.9	$(15.5)	$(12.7)	$(8.9)	$(1.9)	$(0.8)	$(5.4)	$(39.0)

Reinsurance
Property	$0.1	$(0.1)	$0.2	$0.1	$(2.5)	$(1.5)	$(1.6)	$0.2	$(7.4)	$(12.5)
Casualty	(0.9)	0.1	2.9	(1.1)	(2.8)	(0.9)	0.5	6.2	1.9	5.9
Specialty	(0.2)	(0.2)	(0.3)	(0.7)	(1.4)	-	0.3	1.1	(1.0)	(2.4)

Total	$(1.0)	$(0.2)	$2.8	$(1.7)	$(6.7)	$(2.4)	$(0.8)	$7.5	$(6.5)	$(9.0)

Consolidated
U.S. insurance	$0.1	$-	$(1.7)	$(7.1)	$(6.0)	$(2.7)	$1.7	$4.4	$3.1	$(8.2)
International insurance	(1.0)	(2.7)	9.9	(15.5)	(12.7)	(8.9)	(1.9)	(0.8)	(5.4)	(39.0)
Reinsurance	(1.0)	(0.2)	2.8	(1.7)	(6.7)	(2.4)	(0.8)	7.5	(6.5)	(9.0)

Total	$(1.9)	$(2.9)	$11.0	$(24.3)	$(25.4)	$(14.0)	$(1.0)	$11.1	$(8.8)	$(56.2)

(Favorable) Unfavorable	Nine Months Ended September 30, 2012
Development ($ in millions)	Prior	2004	2005	2006	2007	2008	2009	2010	2011	Total

U.S. Insurance
General casualty	$(0.7)	$0.3	$(0.8)	$(12.0)	$(0.3)	$(2.4)	$(0.6)	$(0.1)	$-	$(16.6)
Programs	-	-	-	(0.8)	(1.1)	-	3.5	13.8	8.1	23.5
General property	-	1.0	(0.3)	(0.1)	(0.2)	1.7	(0.4)	(0.6)	1.0	2.1
Healthcare	1.7	(1.0)	(3.3)	(3.8)	(4.4)	0.3	(1.8)	3.1	(0.2)	(9.4)
Professional liability	(1.0)	(1.5)	(1.1)	(0.8)	(18.4)	(1.2)	(4.3)	(2.5)	9.8	(21.0)
Other	-	-	-	-	-	-	-	-	(0.2)	(0.2)

Total	$-	$(1.2)	$(5.5)	$(17.5)	$(24.4)	$(1.6)	$(3.6)	$13.7	$18.5	$(21.6)

International Insurance
General casualty	$3.4	$(5.7)	$8.0	$(14.9)	$(16.7)	$(8.7)	$(1.6)	$-	$20.0	$(16.2)
General property	-	0.8	(1.6)	0.3	0.6	(2.2)	(2.1)	(7.4)	(2.3)	(13.9)
Professional liability	(0.2)	(2.8)	(5.0)	(27.6)	(9.2)	2.9	-	-	-	(41.9)
Healthcare	(0.9)	(0.8)	(2.0)	(1.6)	(4.8)	(6.3)	-	-	-	(16.4)

Total	$2.3	$(8.5)	$(0.6)	$(43.8)	$(30.1)	$(14.3)	$(3.7)	$(7.4)	$17.7	$(88.4)

Reinsurance
Property	$0.1	$(0.9)	$0.4	$-	$(2.4)	$(1.8)	$0.4	$(1.0)	$(1.9)	$(7.1)
Casualty	0.2	3.3	0.2	(6.2)	(12.2)	(2.1)	0.4	6.1	6.9	(3.4)
Specialty	(0.5)	(3.4)	(5.4)	(2.5)	(3.6)	(0.1)	0.3	1.1	(3.0)	(17.1)

Total	$(0.2)	$(1.0)	$(4.8)	$(8.7)	$(18.2)	$(4.0)	$1.1	$6.2	$2.0	$(27.6)

Consolidated
U.S. insurance	$-	$(1.2)	$(5.5)	$(17.5)	$(24.4)	$(1.6)	$(3.6)	$13.7	$18.5	$(21.6)
International insurance	2.3	(8.5)	(0.6)	(43.8)	(30.1)	(14.3)	(3.7)	(7.4)	17.7	(88.4)
Reinsurance	(0.2)	(1.0)	(4.8)	(8.7)	(18.2)	(4.0)	1.1	6.2	2.0	(27.6)

Total	$2.1	$(10.7)	$(10.9)	$(70.0)	$(72.7)	$(19.9)	$(6.2)	$12.5	$38.2	$(137.6)

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

RESERVE FOR LOSSES AND LOSS EXPENSES

	As of September 30, 2013

	U.S. Insurance	International Insurance	Reinsurance	Consolidated Total

Case reserves (net of reinsurance recoverable)	$460,059	$351,098	$462,991	$1,274,148
IBNR (net of reinsurance recoverable)	1,044,672	1,178,284	1,057,643	3,280,599

Total	$1,504,731	$1,529,382	$1,520,634	$4,554,747

IBNR/Total reserves (net of reinsurance recoverable)	69.4%	77.0%	69.6%	72.0%

	As of December 31, 2012

	U.S. Insurance	International Insurance	Reinsurance	Consolidated Total

Case reserves (net of reinsurance recoverable)	$402,473	$422,859	$479,546	$1,304,878
IBNR (net of reinsurance recoverable)	978,414	1,223,229	997,918	3,199,561

Total	$1,380,887	$1,646,088	$1,477,464	$4,504,439

IBNR/Total reserves (net of reinsurance recoverable)	70.9%	74.3%	67.5%	71.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

REINSURANCE RECOVERABLE

	September 30, 2013				December 31, 2012

Top Ten Reinsurers	A.M. Best Rating	Reinsurance Recoverable	Percentage	Collateral	A.M. Best Rating	Reinsurance Recoverable	Percentage	Collateral

Munich Re	A+	$197,681	16.1%	$41,638	A+	$165,036	14.5%	$26,379
Arch Re	A+	148,011	12.1%	3,857	A+	148,553	13.0%	6,318
Axis Capital	A	146,746	12.0%	6,485	A	137,459	12.0%	17,046
Platinum Underwriters	A	104,537	8.5%	-	A	104,536	9.2%	-
Markel (including Alterra)	A	86,160	7.0%	41,398	A	76,649	6.7%	53,936
Odyssey Reinsurance Company	A	82,160	6.7%	-	A	86,854	7.6%	-
XL Group	A	67,718	5.5%	27,026	A	57,142	5.0%	30,409
National Indemnity Company	A++	57,901	4.7%	-	A++	60,708	5.3%	-
Transatlantic Holdings, Inc.	A	54,877	4.5%	-	A	54,337	4.8%	-
Swiss Re	A+	45,197	3.7%	-	A+	32,080	2.8%	-

Top ten reinsurers		990,988	80.8%	120,404		923,354	80.9%	134,088
Other reinsurers’ balances		235,046	19.2%	13,765		217,756	19.1%	12,452

Total reinsurance recoverable		$1,226,034	100.0%	$134,169		$1,141,110	100.0%	$146,540

A.M Best Rating		Reinsurance Recoverable	Percentage	Collateral		Reinsurance Recoverable	Percentage	Collateral

A++		$72,897	5.9%	$-		$78,053	6.7%	$-
A+		638,261	52.1%	58,908		440,027	38.6%	38,963
A		504,407	41.1%	74,571		612,780	53.7%	107,577
A-		1,414	0.2%	-		592	0.1%	-

Total “A-” or higher		1,216,979	99.3%	133,479		1,131,452	99.1%	146,540
B++		3,970	0.3%	690		5,296	0.5%	-
NR		5,085	0.4%	-		4,362	0.4%	-

Total reinsurance recoverable		$1,226,034	100.0%	$134,169		$1,141,110	100.0%	$146,540

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

PROBABLE MAXIMUM LOSSES

($ in millions)		Consolidated Estimated Net Loss		($ in millions)			Consolidated Estimated Net Loss
Zone	Peril	1-in-100 Year PML	1-in-250 Year PML	Zone		Peril	1-in-100 Year PML	1-in-250 Year PML

U.S. total	Hurricane	$556	$719	U.S. Southeast	(1)	Hurricane	$405	$544

U.S. total	Earthquake	$349	$505	U.S. Gulf Coast	(2)	Hurricane	$315	$451

				U.S. Northeast	(3)	Hurricane	$207	$389

				California		Earthquake	$316	$443
				(1) Florida, Georgia, North Carolina and South Carolina. (2) Alabama, Louisiana, Mississippi and Texas. (3) Connecticut, Maine, Massachusetts, New Hampshire, New York, Rhode Island and Vermont.

The above tables show our largest Probable Maximum Losses (“PMLs”) from a single catastrophic event (1) within a specifc peril which corresponds to peak industry catastrophe exposures and (2) within a defined zone which corresponds to peak industry catastrophe exposures at September 1, 2013. A zone is a geographic area in which the insurance risks are considered to be correlated to a single catastrophic event. Net loss estimates and zonal aggregates are before income tax and net of reinsurance and retrocessional recoveries. The 1-in-100 year and 1-in-250 year return periods refer to the frequency with which losses of a given amount or greater are expected to occur.

We develop the estimates of losses expected from certain catastrophes for our portfolio of insurance and reinsurance contracts using commercially available catastrophe models, including RMS and AIR. These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and susceptibility to damage of property in a zone, policy terms and conditions and the cost of rebuilding property in a zone, among other assumptions. If the estimates and assumptions that are entered into the risk model are incorrect, or if the risk model proves to be an inaccurate forecasting tool, the losses the Company might incur from an actual catastrophe could be materially higher than its expectation of losses generated from modeled catastrophe scenarios. Further, the Company cannot assure that such third party models are free of defects in the modeling logic or in the software code.

Our PML estimates are based on assumptions that are inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. Investors should not rely on the information set forth in this presentation when considering investment in the Company. The information contained in this presentation has not been audited nor has it been subject to independent verification. Our estimated net losses from peak zone catastrophes may change from period to period as a result of several factors, which include but are not limited to, updates to vendor catastrophe models, changes in our own modeling, changes in our underwriting portfolios, changes to our reinsurance purchasing strategy and changes in foreign exchange rates. The events presented reflect a specific set of proscribed calculations and do not necessarily reflect all events that may impact us. The estimates set forth above speak only as of the date of this presentation and the Company undertakes no obligation to update or revise such information to reflect the occurrence of future events, including, but not limited to, the composition of the Company’s business.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED TOTAL INVESTMENT PORTFOLIO

	September 30, 2013			December 31, 2012

	Fair Value	Average Rating	Portfolio Percentage	Fair Value	Average Rating	Portfolio Percentage
Cash and cash equivalents	$1,210,563	AAA	13.5%	$865,364	AAA	9.8%
U.S. government securities	1,522,185	AA+	17.1%	1,529,158	AA+	17.3%
U.S. government agencies	328,151	AA+	3.7%	336,755	AA+	3.8%
Non-U.S. government and government agencies	209,625	AA+	2.4%	261,627	AA+	3.0%
State, municipalities and political subdivisions	95,381	AA	1.1%	40,444	AA-	0.5%
Mortgage-backed securities:
Agency MBS	859,686	AA+	9.7%	1,400,917	AA+	15.9%
Non-agency RMBS	78,820	A-	0.9%	90,256	BBB+	1.0%
Non-agency high yield	174,188	CCC+	2.0%	176,776	CCC	2.0%
CMBS	260,467	AA+	2.9%	290,424	AA+	3.4%

Total mortgage-backed securities	1,373,161		15.5%	1,958,373		22.3%
Corporate securities(1):
Financials	841,930	A	9.5%	866,140	A+	9.8%
Industrials	1,146,793	BBB	12.9%	1,153,909	BBB-	13.1%
Utilities	74,764	BBB	0.9%	69,153	BBB-	0.8%

Total corporate securities	2,063,487		23.3%	2,089,202		23.7%
Asset-backed securities:
Credit cards	22,271	AAA	0.3%	24,906	AAA	0.3%
Auto receivables	20,419	AAA	0.2%	31,251	AAA	0.4%
Student Loans	114,188	AA+	1.3%	133,042	AA+	1.5%
Collateralized loan obligations	227,775	AA+	2.6%	190,196	AA+	2.2%
Other	71,241	AAA	0.7%	31,500	AAA	0.3%

Total asset-backed securities	455,894		5.1%	410,895		4.7%
Other invested assets:
Private equity	198,556	N/A	2.2%	151,009	N/A	1.7%
Hedge funds	537,415	N/A	6.1%	504,879	N/A	5.7%
Other private securities	137,954	N/A	1.6%	127,646	N/A	1.5%
High yield loan fund	31,100	N/A	0.4%	—	N/A	0.0%

Total other invested assets	905,025		10.3%	783,534		8.9%
Equities	708,929	N/A	8.0%	523,949	N/A	6.0%

Total investment portfolio	$8,872,401		100.0%	$8,799,301		100.0%

Annualized book yield, year to date	1.8%			2.1%
Duration(2)	2.0 years			2.0 years
Average credit quality (S&P)	AA-			AA-

(1) Includes $360.4 million and $354.1 million of floating-rate bank loans as of September 30, 2013 and December 31, 2012, respectively.

(2) Includes only cash and cash equivalents and fixed maturity investments.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

INVESTMENT INCOME, BOOK YIELD AND PORTFOLIO RETURN

	Three Months Ended		Nine Months Ended

	September 30, 2013	September 30, 2012	September 30, 2013	September 30, 2012
NET INVESTMENT INCOME
Fixed maturity investments	$31,179	$36,778	$96,366	$120,883
Equity securities	6,110	5,211	13,718	13,706
Other invested assets: hedge funds and private equity	3,812	164	6,001	4,387
Other invested assets: other private securities	1,997	-	5,115	-
Cash and cash equivalents	302	640	1,319	1,797
Expenses	(4,129)	(3,672)	(12,225)	(11,992)

Net investment income	$39,271	$39,121	$110,294	$128,781

NET REALIZED INVESTMENT GAINS (LOSSES)
Net realized gains (losses) on sale:
Fixed maturity investments	$(4,836)	$12,867	$24,714	$77,371
Equity securities	13,913	7,463	30,100	6,449
Other invested assets: hedge funds and private equity	2,068	194	16,761	(8,021)
Mark-to-market gains (losses):
Fixed maturity investments	30,383	99,821	(101,205)	144,024
Equity securities	(17,198)	18,913	(18,555)	38,516
Other invested assets: hedge funds and private equity	7,326	11,517	36,719	33,910
Net realized and unrealized (losses) gains on derivatives	(4,169)	(962)	3,392	(192)

Net realized investment gains (losses)	$27,487	$149,813	$(8,074)	$292,057

CHANGE IN NET UNREALIZED GAINS ON INVESTMENTS	$-	$(45)	$-	$(15,488)

TOTAL FINANCIAL STATEMENT PORTFOLIO RETURN	$66,758	$188,889	$102,220	$405,350

ANNUALIZED INVESTMENT BOOK YIELD
Net investment income, recurring	$39,271	$39,121	$110,294	$128,781
Annualized net investment income	157,084	156,484	147,059	171,708
Average aggregate invested assets, at cost	$8,361,648	$8,223,397	$8,325,506	$8,143,931

Annualized investment book yield	1.9%	1.9%	1.8%	2.1%

FINANCIAL STATEMENT PORTFOLIO RETURN
Total financial statement portfolio return	$66,758	$188,889	$102,220	$405,350
Average aggregate invested assets, at fair value	$8,522,686	$8,449,366	$8,534,852	$8,332,460

Financial statement portfolio return	0.8%	2.2%	1.2%	4.9%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

ADDITIONAL INVESTMENT DETAIL

Other Invested Assets:			Top 10 Corporate Exposures:
Fund Details	Carrying Value September 30, 2013	Unfunded Commitments	Corporate		Fair Value September 30, 2013	Portfolio Percentage

Private Equity:			JPMorgan Chase & Co		$51,166	0.6%
Primary and secondary	$131,449	$252,571	Verizon Communications Inc		48,132	0.5%
Mezzanine debt	58,116	203,969	Morgan Stanley		48,117	0.5%
Distressed	8,991	5,102	Bank of America Corp		47,354	0.5%

Total private equity	198,556	461,642	General Electric Co		34,383	0.4%

Hedge Funds:			Mitsubishi UFJ Financial Group		32,819	0.4%
Distressed	150,775	-	BP PLC		29,893	0.3%
Equity long/short	116,019	-	Citigroup Inc		27,697	0.3%
Multi-strategy	131,224	-	Swedbank AB		26,579	0.3%
Global macro	19,641	-	Wells Fargo & Co		26,473	0.3%
Event driven	18,445	-
Relative value credit	101,311	-

Total hedge funds	537,415	-

Other private securities	137,954	5,000
High yield loan fund	31,100	-

Total other invested assets	$905,025	$466,642

Fixed Income Credit Quality:	September 30, 2013		December 31, 2012
Rating	Fair Value	Percentage	Fair Value	Percentage
U.S. government and agencies	$1,850,336	30.6%	$ 1,865,913	28.2%
AAA/Aaa	712,633	11.8%	866,692	13.1%
AA/Aa	1,438,546	23.8%	1,905,341	28.8%
A/A	921,687	15.2%	876,080	13.2%
BBB/Baa	465,220	7.7%	393,878	5.9%

Total BBB/Baa and above	5,388,422	89.1%	5,907,904	89.2%
BB/Bb	227,274	3.8%	245,888	3.7%
B/B	312,914	5.2%	262,317	4.0%
CCC+ and below	119,274	1.9%	210,345	3.1%

Total	$6,047,884	100.0%	$ 6,626,454	100.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

ADDITIONAL INVESTMENT DETAIL

TOTAL EXPOSURE BY ASSET TYPE AND REGION - SEPTEMBER 30, 2013

Region	Country	Sovereign*	Sovereign Guaranteed Financial Institutions	State and Municipalities	Mortgage-Backed Securities			Asset- Backed Securities	Corporate Securities
					Agency MBS	MBS	CMBS		Financials	Industrials	Utilities	Equity Securities	Total Exposure

Africa	South Africa	$-	$-	$-	$-	$-	$-	$-	$-	$6,161	$-	$-	$6,161

Australia	Australia	28,254	44,519	-	-	-	-	-	15,062	21,810	-	22,404	132,049
	Marshall Islands	-	-	-	-	-	-	-	-	1,752	-	-	1,752

	Total	28,254	44,519	-	-	-	-	-	15,062	23,562	-	22,404	133,801

Europe	Belgium	-	-	-	-	-	-	-	-	16,241	-	-	16,241
	France	-	-	-	-	-	-	2,787	28,877	20,767	-	6,096	58,527
	Germany	28,805	929	-	-	-	-	2,047	940	8,912	-	-	41,633
	Ireland	-	-	-	-	-	-	5,709	-	563	-	-	6,272
	Italy	-	-	-	-	-	-	-	496	-	-	-	496
	Luxembourg	-	-	-	-	-	-	3,788	-	17,921	-	-	21,709
	Netherlands	-	35,042	-	-	-	-	-	25,809	19,385	-	17,197	97,433
	Norway	6,832	-	-	-	-	-	-	21,016	2,770	-	729	31,347
	Russia	-	-	-	-	-	-	-	2,496	10,046	2,074	-	14,616
	Spain	-	-	-	-	-	-	-	5,761	13,453	-	-	19,214
	Sweden	5,884	-	-	-	-	-	-	42,119	-	-	-	48,003
	Switzerland	2,355	-	-	-	-	-	-	7,510	561	-	14,915	25,341
	United Kingdom	25,849	5,387	-	-	2,017	-	14,654	38,381	79,370	434	13,592	179,684

	Total	69,725	41,358	-	-	2,017	-	28,985	173,405	189,989	2,508	52,529	560,516

Latin	Brazil	-	-	-	-	-	-	-	1,609	6,753	-	2,821	11,183
America	Chile	-	-	-	-	-	-	-	183	-	-	-	183
	Mexico	24,551	-	-	-	-	-	-	-	2,139	-	8,057	34,747
	Puerto Rico	-	-	-	-	-	-	-	-	-	-	-	-

	Total	24,551	-	-	-	-	-	-	1,792	8,892	-	10,878	46,113

North	Bermuda	-	-	-	-	-	-	-	-	2,118	-	-	2,118
America	Canada	59,312	-	-	-	-	-	-	46,818	52,143	7,521	13,029	178,823
	Cayman Islands	-	-	-	-	-	-	190,109	-	1,122	-	-	191,231
	United States	1,877,190	-	95,381	859,686	152,032	359,426	236,800	490,771	850,441	61,540	503,814	5,487,081

	Total	1,936,502	-	95,381	859,686	152,032	359,426	426,909	537,589	905,824	69,061	516,843	5,859,253

Asia /	China	-	-	-	-	-	-	-	-	-	-	67,472	67,472
Middle East	Hong Kong	-	-	-	-	-	-	-	-	-	-	3,666	3,666
	Israel	-	-	-	-	-	-	-	-	308	-	-	308
	Japan	-	-	-	-	-	-	-	26,226	7,914	-	6,209	40,349
	Philippines	-	-	-	-	-	-	-	-	-	-	544	544
	Qatar	-	-	-	-	-	-	-	-	275	-	-	275
	Singapore	-	-	-	-	-	-	-	-	-	-	28,384	28,384
	South Korea	-	-	-	-	-	-	-	2,133	-	3,195	-	5,328
	Taiwan	-	-	-	-	-	-	-	-	3,868	-	-	3,868
	UAE	-	-	-	-	-	-	-	775	-	-	-	775

	Total	-	-	-	-	-	-	-	29,134	12,365	3,195	106,275	150,969

	Grand Total	$2,059,032	$85,877	$95,381	$859,686	$154,049	$359,426	$455,894	$756,982	$1,146,793	$74,764	$708,929	$6,756,813

*Allied World has no direct exposure to any of the Sovereign governments of Portugal, Italy, Ireland, Greece or Spain.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

SHARE REPURCHASE DETAIL

Period	Aggregate Cost of Shares Repurchased	Number of Shares Repurchased	Average Price paid Per Share Repurchased	Average Diluted Book Value Per Share (1)	Average Repurchase Price to Diluted Book Value	Remaining Share Repurchase Authorization

Three Months Ended:
March 31, 2012	$93,023	1,430,804	$65.01	$82.80	78.5%
June 30, 2012	66,436	905,383	73.38	86.86	84.5%
September 30, 2012	47,590	605,898	78.54	91.03	86.3%
December 31, 2012	56,893	713,874	79.70	93.21	85.5%

Total - 2012	$263,942	3,655,959	$72.20	$87.20	82.8%

Three Months Ended:
March 31, 2013	$36,245	432,117	$83.88	$94.55	88.7%
June 30, 2013	46,326	508,328	91.13	96.34	94.6%
September 30, 2013	40,574	427,388	94.93	97.67	97.2%

Total - 2013	$123,145	1,367,833	$90.03	$96.19	93.6%	$287,085

(1) Average of beginning and ending diluted book value per share for each period presented and weighted average total.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CAPITAL STRUCTURE AND LEVERAGE RATIOS

	As of September 30, 2013	As of December 31, 2012

Senior notes	$798,426	$798,215
Shareholders’ equity	3,443,928	3,326,335

Total capitalization	$4,242,354	$4,124,550

Leverage ratios
Debt to total capitalization	18.8%	19.4%

Net premiums written (trailing 12 months)	$2,091,974	$1,837,823
Net premiums written (trailing 12 months) to shareholders’ equity	0.61 x	0.55 x

Total investments and cash & cash equivalents	$8,872,401	$8,799,301
Total investments and cash & cash equivalents to shareholders’ equity	2.58 x	2.65 x

Reserve for losses and loss expenses	$5,780,781	$5,645,549
Deduct: reinsurance recoverable	(1,226,034)	(1,141,110)

Net reserve for losses and loss expenses	$4,554,747	4,504,439
Net reserve for losses and loss expenses to shareholders’ equity	1.32 x	1.35 x

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

OPERATING INCOME RECONCILIATION AND

BASIC AND DILUTED EARNINGS PER SHARE INFORMATION

	Three Months Ended						Nine Months Ended

	September 30, 2013	June 30, 2013		March 31, 2013	December 31, 2012	September 30, 2012	September 30, 2013	September 30, 2012

Net income (loss)	$122,843	$(1,862)		$158,992	$(41,147)	$219,647	$279,973	$534,154
Add after tax effect of:
Net realized investment (gains) losses	(25,395)	104,897		(77,342)	(15,104)	(141,451)	2,160	(276,035)
Foreign exchange loss (gain)	4,353	490		2,518	860	1,023	7,361	(77)

Operating income (loss)	$101,801	$103,525		$84,168	$(55,391)	$79,219	$289,494	$258,042

Weighted average common shares outstanding
Basic	33,991,359	34,422,553		34,613,606	35,097,043	35,652,768	34,340,227	36,379,514
Diluted	34,728,193	35,136,296	*	35,431,843	35,097,043	36,616,734	35,131,092	37,393,093

Basic per share data
Net income (loss)	$3.61	$(0.05)		$4.59	$(1.17)	$6.16	$8.15	$14.68
Add after tax effect of:
Net realized investment (gains) losses	(0.75)	3.05		(2.23)	(0.43)	(3.97)	0.06	(7.59)
Foreign exchange loss (gain)	0.13	0.01		0.07	0.02	0.03	0.22	-

Operating income (loss)	$2.99	$3.01		$2.43	$(1.58)	$2.22	$8.43	$7.09

Diluted per share data

Net income (loss)	$3.54	$(0.05)	*	$4.49	$(1.17)	$6.00	$7.97	$14.28
Add after tax effect of:
Net realized investment (gains) losses	(0.73)	2.99		(2.18)	(0.43)	(3.86)	0.06	(7.38)
Foreign exchange loss (gain)	0.12	0.01		0.07	0.02	0.02	0.21	-

Operating income (loss)	$2.93	$2.95		$2.38	$(1.58)	$2.16	$8.24	$6.90

* Diluted weighted average common shares outstanding were only used in the calculation of diluted operating income per share. There were no common share equivalents included in calculating diluted earnings per share as there was a net loss and any additional shares would be anti-dilutive.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

RETURN ON AVERAGE SHAREHOLDERS’ EQUITY AND RECONCILIATION OF AVERAGE SHAREHOLDERS’ EQUITY

	Three Months Ended					Nine Months Ended

	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012	September 30, 2013	September 30, 2012

Opening shareholders’ equity	$3,373,229	$3,431,963	$3,326,335	$3,435,786	$3,283,901	$3,326,335	$3,149,022
Deduct: accumulated other comprehensive income	-	-	-	(1,385)	(1,414)	-	(14,484)

Adjusted opening shareholders’ equity	$3,373,229	$3,431,963	$3,326,335	$3,434,401	$3,282,487	$3,326,335	$3,134,538

Closing shareholders’ equity	$3,443,928	$3,373,229	$3,431,963	$3,326,335	$3,435,786	$3,443,928	$3,435,786
Deduct: accumulated other comprehensive income	-	-	-	-	(1,385)	-	(1,385)

Adjusted closing shareholders’ equity	$3,443,928	$3,373,229	$3,431,963	$3,326,335	$3,434,401	$3,443,928	$3,434,401

Average adjusted shareholders’ equity	$3,408,579	$3,402,596	$3,379,149	$3,380,368	$3,358,444	$3,385,132	$3,284,470

Net income (loss) available to shareholders	$122,843	$(1,862)	$158,992	$(41,147)	$219,647	$279,973	$534,154

Annualized net income (loss) available to shareholders	$491,372	$(7,448)	$635,968	$(164,588)	$878,588	$373,297	$712,205

Annualized return on average shareholders’ equity - net income (loss) available to shareholders	14.4%	(0.2%)	18.8%	(4.9%)	26.2%	11.0%	21.7%

Operating income (loss) available to shareholders	$101,801	$103,525	$84,168	$(55,391)	$79,219	$289,494	$258,042

Annualized operating income (loss) available to shareholders	$407,204	$414,100	$336,672	$(221,564)	$316,876	$385,992	$344,056

Annualized return on average shareholders’ equity - operating income (loss) available to shareholders	11.9%	12.2%	10.0%	(6.6%)	9.4%	11.4%	10.5%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

RECONCILIATION OF DILUTED BOOK VALUE PER SHARE

	As of September 30, 2013	As of December 31, 2012	As of September 30, 2012

Price per share at period end	$99.39	$78.80	$77.25

Total shareholders’ equity	$3,443,928	$3,326,335	$3,435,786

Basic common shares outstanding	33,814,920	34,797,781	35,402,558

Add: unvested restricted stock units	83,240	135,123	179,986

Add: performance based equity awards	270,853	485,973	508,130

Add: employee purchase plan	15,320	10,750	5,925

Add: dilutive options outstanding	1,050,832	1,224,607	1,306,837
Weighted average exercise price per share	$47.77	$47.02	$46.14
Deduct: options bought back via treasury method	(505,057)	(730,652)	(780,502)

Common shares and common share equivalents outstanding	34,730,108	35,923,582	36,622,934

Basic book value per common share	$101.85	$95.59	$97.05
Year-to-date percentage change in basic book value per common share	6.5%	(1.5%)

Diluted book value per common share	$99.16	$92.59	$93.82
Year-to-date percentage change in dilutive book value per common share	7.1%	(1.3%)

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

REGULATION G

In presenting the company’s results, management has included and discussed certain non-GAAP financial measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

OPERATING INCOME

Operating income is an internal performance measure used by the company in the management of its operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses, net impairment charges recognized in earnings, net foreign exchange gain or loss, impairment of intangible assets and other non-recurring items. The company excludes net realized investment gains or losses, net impairment charges recognized in earnings, net foreign exchange gain or loss and other non-recurring items from its calculation of operating income because these amounts are heavily influenced by and fluctuate in part according to the availability of market opportunities and other factors. In addition to presenting net income determined in accordance with GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the company’s results of operations and the company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. See page 27 for the reconciliation of net income to operating income.

ANNUALIZED RETURN ON AVERAGE SHAREHOLDERS’ EQUITY (“ROAE”)

Annualized return on average shareholders’ equity is calculated using average shareholders’ equity, excluding the average after tax unrealized gains or losses on investments. Unrealized gains (losses) on investments are primarily the result of interest rate and credit spread movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these unrealized gains (losses) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See page 28 for the reconciliation of average shareholders’ equity.

ANNUALIZED OPERATING RETURN ON AVERAGE SHAREHOLDERS’ EQUITY

Annualized operating return on average shareholders’ equity is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average shareholders’ equity, excluding the average after tax unrealized gains (losses) on investments. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized return on average shareholders’ equity explanation above. See page 27 for the reconciliation of net income to operating income and page 28 for the reconciliation of average shareholders’ equity.

DILUTED BOOK VALUE PER SHARE

The company has included diluted book value per share because it takes into account the effect of dilutive securities; therefore, the company believes it is an important measure of calculating shareholder returns. See page 29 for the reconciliation of diluted book value per share to basic book value per share.

ANNUALIZED INVESTMENT BOOK YIELD

Annualized investment book yield is calculated by dividing normalized net investment income by average aggregate invested assets at book value. In calculating annualized investment book yield, normalized net investment income for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net investment income. Normalized net investment income is adjusted for known annual or non-recurring items. Aggregate invested assets includes cash and cash equivalents, fixed maturity securities, equity securities, other invested assets and the net balances receivable or payable on purchases and sales of investments. The company utilizes and presents the investment yield in order to better disclose the performance of the company’s investments and to show the components of the company’s ROAE. See page 22 for the calculation of annualized investment book yield.

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